UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

BIO-key International, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E Wall, NJ 07719 (Address of principal executive offices)

(732) 359-1100 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, on June 6, 2020, BIO-key International, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Thomas J. Hoey, and PistolStar, Inc., a New Hampshire corporation (“PistolStar”), pursuant to which, on June 30, 2020, the Company closed on the Purchase Agreement and acquired from Mr. Hoey 100% of the issued and outstanding capital stock of PistolStar, a Bedford, NH based provider of enterprise-ready identity access management solutions, including multi-factor authentication, identity-as-a-service, single sign-on and self-service password reset to commercial, government and education customers throughout the United States and internationally.

The Company acquired PistolStar for an aggregate purchase price of $2.5 million, whereby $2.0 million was paid in cash, as adjusted for estimated closing working capital and transaction expenses, and $500,000 via the issuance of a promissory note, which accrues interest at a rate of 4% per annum and is payable in four installments over the 12-month period following the closing.

The foregoing descriptions of the Purchase Agreement, and related transaction documents, including a promissory note, do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, copies of which are filed as exhibits to this Current Report on Form 8-K as Exhibits 2.1 and 10.1, respectively.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1 *	Stock Purchase Agreement by and Among the Company, PistolStar, Inc. and Thomas J. Hoey, dated June 6, 2020.
10.1	$500,000 Promissory Note dated, June 30, 2020.

*

The exhibits or schedules to the Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: July 7, 2020
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer